                                 SCHEDULE 14A
                                (RULE 14a-101)

                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:


[ ] Preliminary Proxy Statement         Confidential, for Use of the Commission
                                        Only (as Permitted by Rule 14a-6(e)(2)
[x] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                                DAN RIVER INC.
                 (Name of Registrant as Specified In Charter)



   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[ ] Fee previously paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement no.:

    (3) Filing Party:

    (4) Date Filed:

                                                            [LOGO OF DAN RIVER]

                                March 16, 2001

To our shareholders:

  We cordially invite you to attend our annual meeting of shareholders, which is to be held on Thursday, April 19, 2001 at the Riverview Inn in Danville, Virginia. The meeting will start at 10 a.m. EDT.

  On the ballot at this year's annual meeting are our proposals to elect two directors to our board of directors and to ratify the appointment of Ernst & Young LLP as our independent auditors for our fiscal year ending December 29, 2001.

  As a shareholder, your vote is important. We hope that you will attend the annual meeting. In the meantime, please complete, sign and return your proxy card in the enclosed envelope as soon as possible to ensure that your shares will be represented and voted at the meeting. If you attend the annual meeting, you may vote your shares in person even though you have previously signed and returned your proxy.

  On behalf of your board of directors, thank you for your support of and interest in Dan River.

                                          Sincerely,


                                          /s/ Joseph L. Lanier, Jr.

                                          Joseph L. Lanier, Jr.
                                          Chairman of the Board and
                                          Chief Executive Officer

                                                            [LOGO OF DAN RIVER]

                               ----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To Be Held on April 19, 2001

                               ----------------

                       TIME:   10:00 a.m., EDT on Thursday, April 19, 2001

                      PLACE:   Riverview Inn
                               Danville, Virginia

          ITEMS OF BUSINESS:   (1) To elect two directors.

                               (2) To ratify the appointment of Ernst & Young
                                 as our independent auditors to serve for our fiscal year 2001.

                               (3) To transact any other business that
                                 properly comes before the meeting or any adjournment of the meeting.

               WHO MAY VOTE:   You can vote if you were a holder of Class A
                               Common Stock or Class B Common Stock of record on February 23, 2001.

              ANNUAL REPORT:   A copy of our Annual Report is enclosed.

             DATE OF NOTICE:   March 16, 2001.

            DATE OF MAILING:   This notice and the proxy statement are first
                               being mailed to shareholders on or about March
                               16, 2001.

                                 DAN RIVER INC.
                              2291 Memorial Drive
                            Danville, Virginia 24541

                               ----------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 19, 2001

                               ----------------

                               ABOUT THE MEETING

Who is furnishing this proxy statement?

  This proxy statement is being furnished to our shareholders by our board of directors in connection with the solicitation of proxies by the board of directors. The proxies will be used at our annual meeting of shareholders to be held on April 19, 2001.

What am I voting on?

  You will be voting on the following:

  . To elect two directors,

  . To ratify the appointment of Ernst & Young LLP as our independent auditors for our fiscal year 2001, and

  . Any other business that properly comes before the annual meeting.

  You may not cumulate your votes for any matter being voted on at the annual meeting and you are not entitled to appraisal or dissenters' rights.

Who can vote?

  You may vote if you owned Class A Common Stock or Class B Common Stock as of the close of business on February 23, 2001. As of February 23, 2001, there were 19,703,439 shares of Class A Common Stock and 2,062,070 shares of Class B Common Stock outstanding.

How do I vote?

  You may vote by:

  . completing, signing and returning the enclosed proxy card, or

  . attending the meeting and voting in person.

Can I vote at the meeting?

  You may vote your shares at the meeting if you attend in person. Even if you plan to be present at the meeting, we encourage you to vote your shares by proxy. You may vote your proxy by mail.

What if my shares are registered in more than one person's name?

  If you own shares that are registered in the name of more than one person, each person should sign the enclosed proxy. If the proxy is signed by an attorney, executor, administrator, trustee, guardian or by any other person in a representative capacity, the full title of the person signing the proxy should be given and a certificate should be furnished showing evidence of appointment of such person in a representative capacity. The full title of the person signing the proxy should be given and a certificate should be furnished showing evidence of appointment.

What does it mean if I receive more than one proxy card?

  It means you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is EquiServe, L.P., Blue Hills Office Park, 150 Royale Street, MS 45-02-62, Canton, MA 02021 and may be reached at
(800) 633-4236.

What if I return my proxy card but do not provide voting instructions?

  If you sign and return your proxy but do not include instructions, your proxy will be voted:

  . FOR the election of the two nominee directors named on page 3 of this proxy statement, and

  . FOR the ratification of Ernst & Young LLP's appointment as our independent auditors for our fiscal year 2001.

Can I change my mind after I vote?

  You may change your vote at any time before the polls close at the meeting. You may do this by:

  .  giving written notice to the Secretary of our company,

  .  delivering a later-dated proxy, or

  .  voting in person at the annual meeting.

How many votes am I entitled to?

  If you own Class A Common Stock, you are entitled to one vote for each share you own. If you own Class B Common Stock, you are entitled to 4.39 votes for each share you own. Holders of Class A Common Stock and Class B Common Stock will vote together as a single voting group for all matters to be voted on at the annual meeting. Sometimes in this proxy statement we refer to the Class A Common Stock and the Class B Common Stock collectively as the Common Stock.

How many votes must be present to hold the meeting?

  In order for us to conduct the annual meeting the holders of a majority of the votes of the Common Stock outstanding as of February 23, 2001 must be present at the annual meeting. This is referred to as a quorum. Your shares will be counted as present at the meeting if you:

  . return a properly executed proxy (even if you do not provide voting instructions), or

  .  attend the annual meeting and vote in person.

How many votes are needed to elect directors?

  The two nominees receiving the highest number of "yes" votes will be elected directors. This number is called a plurality. If you do not vote in person or sign and return a proxy, your shares will not be counted as "yes" votes or "no" votes at the annual meeting.

How many votes are needed to ratify the appointment of Ernst & Young LLP?

  To ratify the appointment of Ernst & Young LLP as our independent auditors for our fiscal year 2001, the "yes" votes cast at the annual meeting must exceed the "no" votes cast at the annual meeting. If you do not vote in person or sign and return a proxy, your shares will not be counted as "yes" votes or "no" votes at the annual meeting.

How many votes are needed for other matters?

  To approve any other matter that properly comes before the annual meeting, the "yes" votes cast in favor of the matter must exceed the "no" votes cast against the matter.

Will my shares be voted if I do not provide my proxy?

  Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms have the authority under the New York Stock Exchange rules to vote customers' unvoted shares on certain "routine" matters, including the election of directors and the ratification of independent auditors. If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy. If a brokerage firm signs and returns a proxy on your behalf that does not contain voting instructions, your shares will be counted as present at the meeting for quorum purposes, but will not be counted as "yes" votes or "no" votes on any matter voted on at the annual meeting. These are referred to as broker non-votes.

                             ELECTION OF DIRECTORS
                                    (Item 1)

How many directors serve on the board of directors?

  Our board of directors currently has 5 members. The directors are divided into three classes with the directors in each class serving a term of three years. Directors for each class are elected at the annual meeting of shareholders held in the year in which the term for their class expires. At the annual meeting on April 19, 2001, two nominees for director are to be elected to serve until the annual meeting in 2004, or until their successors are elected and qualified.

Who are the nominees this year?

  The nominees are Messrs. Donald J. Keller and Joseph L. Lanier, Jr. Their current term expires at the annual meeting.

What if a nominee is unwilling to serve?

  We do not believe that either of the nominees for director will be unwilling or unable to serve as director. However, if at the time of the annual meeting either of the nominees should be unwilling or unable to serve, proxies will be voted as recommended by the board of directors either:

  .  to elect substitute nominees recommended by the board,

  . to allow the vacancy created to remain open until filled by the board, or

  .  to reduce the number of directors for the ensuing year.

  In no event, however, can a proxy be voted to elect more than two directors.

What is the recommendation of the board of directors?

  The board of directors recommends a vote FOR Donald J. Keller and Joseph L. Lanier, Jr. to hold office until the annual meeting of shareholders in 2004, or until their successors are elected and qualified. Proxies returned without instructions will be voted for these nominees.

What is the background of this year's nominees?

  Donald J. Keller, 69, has been a director of our company since 1998. Mr. Keller has served as non-executive chairman of Vlasic Foods, International since 1998. From 1993 until 1998 he was chairman of B. Manischewitz Company, a food manufacturer, and was co-chief executive officer of B. Manischewitz Company from 1992 until 1993. From 1995 until 1997 he was chairman of the board of Prestone Products Corporation, an automotive chemicals manufacturer.

  Joseph L. Lanier, Jr., 69, has been chairman of the board of directors and chief executive officer of our company or our predecessor since 1989. Mr. Lanier is also a director of SunTrust Banks, Inc., a bank holding company, Flowers Industries, Inc., a food company, Torchmark Corporation, an insurance company, Dimon Incorporated, a tobacco products company and Waddell & Reed Financial Inc., a mutual fund company.

Who are the directors continuing in office until 2002?

  Richard L. Williams, 67, has been a director and president and chief operating officer of our company or our predecessor since 1989.

Who are the directors continuing in office until 2003?

  Edward J. Lill, 68, has been a director of our company since 1997. Mr. Lill is presently a consultant to Metropolitan Life Insurance Company with respect to accounting and other related matters. Mr. Lill was a senior partner and vice chairman of the accounting firm, Deloitte & Touche, from 1988 until his retirement in 1995.

  John F. Maypole, 61, has been a director of our company since 1992. Mr. Maypole is a consultant to Metropolitan Life Insurance Company and has over the past five years served as a consultant to and/or director of various other corporations and providers of financial services. Mr. Maypole also serves as a director of Massachusetts Mutual Life Insurance Company and Church and Dwight Co., Inc., a household consumer product and specialty chemical company.

How often did the board of directors meet during fiscal 2000?

  The board of directors met six times during fiscal 2000. Each director attended at least 75% of all meetings of the board of directors and committees on which he served in fiscal 2000.

What committees has the board of directors established?

  The board of directors has established a compensation committee and an audit committee. The full board of directors acts as a nominating committee.

  Compensation Committee. Messrs. Maypole, Keller and Lill serve as members of the compensation committee, and Mr. Maypole is the chairman. The compensation committee is responsible for:

  . reviewing annually and approving our compensation strategy to ensure that our executive compensation strategy supports our business objectives as well as shareholder interests,

  . approving salary, bonuses and other compensation of our executive officers and key management personnel,

  .  administering our option and benefit plans, and

  . considering issues pertaining to succession planning upon retirement or termination of the employment of senior managers.

  This committee held three meetings in fiscal 2000.

  Audit Committee. Messrs. Lill, Keller and Maypole serve as members of the audit committee, and Mr. Lill is Chairman. The members of the audit committee are independent as defined in the New York Stock Exchange Rules. The audit committee is responsible for:

  .  recommending independent auditors,

  . reviewing with the independent auditors the scope and results of the audit engagement,

  .  monitoring our financial policies and control procedures,

  . reviewing with our independent auditors and management the scope and results of their respective audits,

  . discussing with management and our independent auditors the interim and annual financial statements that we file with the SEC, and

  . reviewing and monitoring the provision of non-audit services by our auditors.

The audit committee held four meetings in fiscal 2000.

How are directors compensated?

  Cash Compensation. Directors who are not employees of our company receive an annual retainer of $20,000 and $1,000 per board and committee meeting attended. Directors who are also employees of our company are not separately compensated for their service as directors.

  Options. In fiscal 2000, the board of directors granted to each of Messrs. Keller, Lill and Maypole non-qualified options to purchase 5,000 shares of Class A Common Stock pursuant to the Dan River Inc. 2000 Long-Term Incentive Plan, which we refer to as the Long-Term Incentive Plan. Those options vest and become exercisable in three equal increments on December 31, 2001, 2002 and 2003 (or 100% upon a change of control), have an exercise price of $5 per share and expire May 30, 2010.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The table below shows, as of February 23, 2001, how many shares of each class of our Common Stock were beneficially owned by our directors, named executive officers, owners of 5% or more of our Common Stock and our directors and executive officers as a group. Under the rules of the SEC, a person "beneficially owns" securities if that person has or shares the power to vote or dispose of the securities. The person also "beneficially owns" securities which that person has the right to purchase within 60 days. Under these rules, more than one person may be deemed to beneficially own the same securities, and a person may be deemed to beneficially own securities in which he or she has no financial interest. Except as shown in the table, the shareholders named below have the sole power to vote or dispose of the shares shown as beneficially owned by them.

                                                               Beneficial Ownership
                         Beneficial Ownership of                of Class B Common         Percentage
                         Class A Common Stock(1)                      Stock                   of
                         ------------------------------------- --------------------------  Combined
                          Number of                Percent of  Number of       Percent of   Voting
                           Shares                   Class(2)    Shares           Class     Power(2)
                         --------------           ------------ ---------       ---------- ----------
Donald J. Keller........         46,667(11)             *            --            --           *
Joseph L. Lanier,
 Jr.(3)(4)..............      2,296,420(7)(8)(11)     9.9      2,062,070(8)(9)   100.0%      30.9
Edward J. Lill..........         13,667(11)             *            --            --           *
John F. Maypole.........         88,402(11)             *            --            --           *
Richard L.
 Williams(3)(5).........        646,398(11)           2.8        465,981(9)       22.6        7.4
Barry F. Shea(3)(6).....        244,287(11)           1.1        174,912(9)        8.5        2.8
Gregory R. Boozer.......         74,792(11)             *            --            --           *
Harry L. Goodrich.......         62,542(11)             *            --            --           *
Mezzanine Investment
 Limited
 Partnership-BDR(10)....      6,708,723              29.0            --            --        22.3
Dimensional Fund
 Advisors, Inc.(12).....      1,739,000               7.5            --            --         5.8
T. Rowe Price
 Associates, Inc.(13)...      2,001,400               8.7            --            --         6.7
Wellington Management
 Company, LLP(14).......      1,806,000               8.1            --            --         6.2
All executive officers
 and directors as a
 group (13 Persons).....      2,901,869(7)(11)       12.6      2,062,070(8)(9)   100.0       32.9

--------
  * Less than 1%.

 (1) Under our articles of incorporation, shares of Class B Common Stock are convertible into shares of Class A Common Stock on a share-for-share basis at any time subject to compliance with certain first offer rights. As a result, shares of Class A Common Stock shown in the table as beneficially owned by any individual include shares of Class A Common Stock issuable upon conversion of Class B Common Stock beneficially owned by such individual.

 (2) Based on an aggregate of 19,703,439 shares of Class A Common Stock issued and outstanding as of February 23, 2001 plus, for each individual,

   . the number of shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock beneficially owned by such individual, and

   . the number of shares of Class A Common Stock issuable upon exercise of outstanding stock options which are or will become exercisable prior to April 24, 2001.

 (3) The business address of Messrs. Lanier, Williams and Shea is 2291 Memorial Drive, Danville, Virginia 24541.

 (4) Mr. Lanier disclaims beneficial ownership of 96,553 shares that are held by his wife, Mrs. Ann M. Lanier.

 (5) Mr. Williams disclaims beneficial ownership of 96,250 shares that are held by his wife, Mrs. Suzanne S. Williams.

 (6) Mr. Shea disclaims beneficial ownership of 60,000 shares that are held by his wife, Mrs. Nellie C. Shea.

 (7) Includes:

   . 840,180 shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock beneficially owned by Mr. Joseph L. Lanier, Jr.,

   . 65,553 shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock beneficially owned by Mrs. Ann M. Lanier,

   . 257,722 shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock beneficially owned by Mr. Joseph Lanier, III,

   . 257,722 shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock beneficially owned by Mrs. Ann L. Jackson,

   . 96,250 shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock beneficially owned by Mrs. Suzanne S. Williams,

   . 369,731 shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock beneficially owned by Mr. Richard L. Williams,

   . 124,912 shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock beneficially owned by Mr. Barry F. Shea, and

   . 50,000 shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock beneficially owned by Mrs. Nellie C. Shea.

   We refer to the beneficial owners listed in the preceding bullets as the Senior Management Group. With respect to the shares described above Mr. Lanier has sole voting power pursuant to the terms of a Voting Agreement dated November 20, 1997 between the Company and the members of the Senior Management Group, as amended, which we refer to as the Voting Agreement.

 (8) Includes shares of Class B Common Stock beneficially owned by the members of the Senior Management Group with respect to which Mr. Joseph L. Lanier, Jr. has sole voting power pursuant to the Voting Agreement. See Footnote 7 above.

 (9) Joseph L. Lanier, Jr. has sole voting power with respect to these shares pursuant to the terms of the Voting Agreement.

(10) Reflects shares of Class A Common Stock beneficially owned by Mezzanine Investment Limited Partnership--BDR, which we refer to as MILP, whose address is One Madison Avenue, New York, New York 10010. According to
     Schedule 13D/A filed on behalf of MetLife Inc., which we refer to as MLINC, Metropolitan Life Insurance Company, which we refer to as MetLife, MILP and 23rd Street Investments, Inc., which we refer to as 23rd Street, the general partner of MILP is 23rd Street, which is a wholly-owned subsidiary of MetLife. MetLife is a wholly-owned subsidiary of MLINC, a publicly traded company. MILP is a limited partnership in which MetLife is a limited partner with a 99% partnership interest and 23rd Street is the general partner with a 1% partnership interest.

(11) Includes options exercisable within 60 days.

(12) Based solely on Schedule 13G/A filed with the SEC on February 2, 2001. The address of Dimensional Fund Advisors Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.

(13) According to Schedule 13G/A filed with the SEC on February 6, 2001, T. Rowe Price Associates, Inc., which we refer to as TRP, possesses sole voting power over 4,900 shares of Class A Common Stock and sole deposition power over 2,001,400 shares of Class A Common Stock. The address of TRP is 100 E. Pratt Street, Baltimore, Maryland 21202.

(14) According to Schedule 13G/A filed with the SEC on February 13, 2001, Wellington Management Company, LLP, which we refer to as WMC, shares the power to vote or to direct the vote of 1,160,000 shares of Class A Common Stock and shares power to dispose or to direct the deposition of 1,860,000 shares of Class A Common Stock, which shares are deemed beneficially owned by WMC in its capacity as investment advisor, as to shares of Class A Common Stock which are held of record by clients of WMC. According to Schedule 13G filed with the SEC on February 13, 2001, Wellington Trust Company, N.A., which we refer to as WTC, shares voting and investment power with respect to 1,160,000 of Class A Common Stock which it is deemed to beneficially own in its capacity as investment advisor with respect to shares of Class A Common Stock held of record by clients of WTC. Based on the aforementioned Schedules 13G/A and 13G, it is our understanding that the 1,160,000 shares of Class A Common Stock reported by WTC are included in the 1,860,000 shares reported by WMC. The address of WMC and WTC is 75 State Street, Boston, Massachusetts 02109.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Registration Rights Agreement

  General. We, certain members of senior management, which we refer to as the Management Shareholders, MILP, and all other holders of our common stock prior to the initial public offering of our common stock in November 1997, are parties to a registration rights agreement, dated September 3, 1991, as amended. All provisions of the registration rights agreement described below terminate on the earlier of:

  . September 3, 2006, or

  . the date when shares of Class A Common Stock which are held by the above-described holders other than Management Shareholders constitute less than 10% of the outstanding Common Stock, subject to limited exceptions.

The registration rights agreement is applicable only with respect to shares of Common Stock held prior to the initial public offering. It contains, among others, the following provisions:

  Dan River's and Mr. Lanier's Call Rights. Joseph L. Lanier, Jr. has the right to purchase the Class A Common Stock beneficially owned by certain specified shareholders, which we refer to as the Lanier Call. We have a similar call right, which we refer to as the Company Call. In the case of a Company Call, the call price is the fair market value (as defined) of the Common Stock. In the case of a Lanier Call, the call price is 105% of the fair market value of the Common Stock. Under certain circumstances, the Company Call may be assigned to or preempted by Mr. Lanier. In addition, Mr. Lanier has a first offer right to purchase any Class A Common Stock offered for sale by certain of our shareholders. Our rights and the rights of Mr. Lanier under the call provisions of the registration rights agreement terminate on September 3, 2001 or, in the case of a Lanier Call, if earlier, Mr. Lanier's death or total disability or termination of employment for Good Cause (as defined in Mr. Lanier's employment agreement).

  Demand and Piggyback Registration Rights. The holders (not including the Management Shareholders) of at least 20% of the Class A Common Stock held by such holders immediately prior to the initial public offering may, on seven occasions, demand that we prepare and file a registration statement under the Securities Act. These demand registration rights are applicable to such number of shares of Class A Common Stock held by such holders prior to the initial public offering as are designated by the holders of a majority of such shares of Class A Common Stock after consultation with the book running lead underwriter of any such offering and the demanding holders. Once every 12 months, we may delay the filing of any such registration statement for up to 60 days if we would be required in the opinion of counsel to disclose information in the registration statement that it would not otherwise be required to publicly disclose and the board of directors determines that such disclosure is not in our best interests. In addition, such holders of Class A Common Stock are entitled to offer and sell their Class A Common Stock in any underwritten public offering involving the offering of any securities by us or by any of our subsidiaries, subject to certain limitations. We may also offer and sell our Class A Common Stock in any underwritten public offering effected at the request of such holders of Class A Common Stock, subject to certain limitations.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

  The following table shows the compensation earned during fiscal 2000, fiscal 1999 and fiscal 1998 by our chief executive officer and our four other most highly compensated executive officers. These individuals are called the named executive officers.

                           Summary Compensation Table

                                                                Long-Term
                                                               Compensation
                                Annual Compensation(1)          Awards(3)
                         ------------------------------------  ------------
                                                                Securities
   Name and Principal    Fiscal                  Other Annual   Underlying     All Other
        Position          Year  Salary  Bonus(2) Compensation   Options(#)  Compensation(6)
   ------------------    ------ ------- -------- ------------  ------------ ---------------
Joseph L. Lanier, Jr....  2000  533,664 104,385      2,921(5)     65,000         1,700
 Chairman and Chief
  Executive               1999  513,139  94,830        --         65,000         1,600
 Officer                  1998  485,385 413,350        --         65,000         1,600

Richard L. Williams.....  2000  418,560  81,870      2,291(5)     45,000         1,700
 President and Chief
  Operating               1999  402,462  74,370        --         45,000         1,600
 Officer                  1998  397,693 338,680     61,950(4)     45,000         1,600

Barry F. Shea...........  2000  251,136  49,122      1,375(5)     17,500         1,700
 Executive Vice
  President--Chief        1999  241,477  44,620        --         17,500         1,600
 Financial Officer        1998  235,962 200,950        --         17,500         1,600

Gregory R. Boozer.......  2000  209,277  40,935      1,146(5)     15,000         1,700
 Executive Vice
  President--             1999  201,231  37,190     48,923(4)     12,500         1,600
 Manufacturing            1998  187,500 159,680    142,740(4)     25,000         1,600

Harry L. Goodrich.......  2000  186,480  36,475      1,019(5)     10,000         1,700
 Vice President,
  Secretary and           1999  179,308  33,140    108,726(4)     10,000         1,600
 General Counsel          1998  157,692 134,290     81,655(4)     10,000         1,577

--------
(1) The aggregate amount of perquisites and other personal benefits, if any, did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each named executive officer and has therefore been omitted.

(2) Bonuses are based on operating income targets approved by the board of directors at the beginning of each fiscal year. Based upon operating income targets established at the beginning of the 2000 fiscal year, each of the named executive officers was paid a bonus equal to approximately 19.6% of his base salary for the 2000 fiscal year.

(3) No restricted stock or SARs have been granted.

(4) Represents the difference between:

  . the fair market value of Class A Common Stock purchased upon exercise of nonqualified stock options during the applicable fiscal year (based upon the closing price of the Class A Common Stock in trading on the New York Stock Exchange on the date of exercise) and

  .  the exercise price of the option.

(5) Represents the company match in respect of the named executive officer's contributions under the Dan River Inc. 401(k) Plan, a defined contribution plan available to all of our salaried employees.

(6) Represents amounts accrued during applicable fiscal years to each named executive officer pursuant to the Dan River Inc. Salary Retirement Plan.

Option Grants Table

  The following table below shows certain information relating to the options granted to each of the named executive officers during fiscal 2000.

                     Option/SAR Grants In Last Fiscal Year

                                                                                      Potential
                                                                                     Realizable
                                                                                  Value of Assumed
                                  Individual Grants              Option Term       Annual Rates of
                         ----------------------------------- --------------------       Stock
                                                % of Total   Exercise                   Price
                         Number of Securities    Options      or Base             Appreciation for
                             Underlying,        Granted to   Price Per               Option Term
                         Options/SARs Granted   Employees      Share   Expiration -----------------
   Name                       (#)(1)(2)       in Fiscal Year  ($/Sh)      Date       5%      10%
   ----                  -------------------- -------------- --------- ---------- -------- --------
Joseph L. Lanier, Jr....        65,000              13%       $ 5.00    5/30/10   $204,391 $517,966
Richard L. Williams.....        45,000               9%       $ 5.00    5/30/10    141,501  358,592
Barry F. Shea...........        17,500               3%       $ 5.00    5/30/10     55,028  139,452
Gregory R. Boozer.......        15,000               3%       $ 5.00    5/30/10     47,167  119,531
Harry L. Goodrich.......        10,000               2%       $ 5.00    5/30/10     31,445   79,687

--------
(1) We have not granted any SARs.

(2) All options granted are options to purchase Class A Common Stock. The options vest and become exercisable in three equal increments on December 31, 2001, 2002 and 2003. However, the options vest and become exercisable immediately in the event of a Change of Control as defined in the Long-Term Incentive Plan. The optionee or his estate will be entitled to exercise such options to the extent vested, within six months after the date of the event resulting in termination of employment.

Aggregated Options Table

  The following table shows certain information with respect to options exercised during fiscal 2000 and options held at the end of fiscal 2000 by each named executive officers. There were no stock appreciation rights outstanding at the end of fiscal 2000.

            Aggregated Option/SAR Exercises In Last Fiscal Year And
                    Fiscal Year End Option/SAR Values Table

                                                         Number of Securities
                                                        Underlying Unexercised
                                                           Options at Fiscal
                                 Shares                     Year-End (#)(1)
                              Acquired on     Value    -------------------------
   Name                       Exercise (#) Realized($) Exercisable Unexercisable
   ----                       ------------ ----------- ----------- -------------
Joseph L. Lanier, Jr.........     --           --        203,250      114,250
Richard L. Williams..........     --           --        122,417       79,583
Barry F. Shea................     --           --         59,375       31,875
Gregory R. Boozer............     --           --         48,542       25,833
Harry L. Goodrich............     --           --         27,292       15,833

--------
(1) There were no unexercised in-the-money stock options outstanding at fiscal year end based on the closing price on the New York Stock Exchange of our Class A Common Stock on December 29, 2000 of $2.22 per share and the respective option exercise price.

Retirement Plans

  The table below shows the annual retirement benefits payable to named executive officers as a life-only annuity starting at the greater of age 65 or their current age, based on their remuneration and years of service under our restricted supplemental executive retirement plan, which we refer to as our restricted SERP, our supplemental retirement plan, which we refer to as our SERP, and our salary retirement plan, which we refer to as our retirement plan. The material terms of these three plans are discussed briefly below the table.

                                                      Years of Service
                                            ------------------------------------
   Remuneration                                5       10       15    20 or more
   ------------                             ------- -------- -------- ----------
   $200,000................................ $20,000 $ 40,000 $ 60,000  $ 80,000
   $350,000................................ $35,000 $ 70,000 $105,000  $140,000
   $500,000................................ $50,000 $100,000 $150,000  $200,000
   $650,000................................ $65,000 $130,000 $195,000  $260,000
   $800,000................................ $80,000 $160,000 $240,000  $320,000
   $950,000................................ $95,000 $190,000 $285,000  $380,000

  The restricted SERP is designed to provide each participant with an aggregate, noncontributory retirement benefit from us (after taking into account other deferred compensation benefits from us) at age 65 equal to 40% of such participant's final average monthly compensation if such participant completes at least 20 years of service with us. The compensation committee of our board of directors designates who is eligible to participate in the restricted SERP. A participant's final average monthly compensation for this purpose consists of such participant's average monthly base salary, bonus and commissions payable before any deductions whatsoever, the greater of either

  . in the five calendar year period ending immediately before the participant's retirement date, or

  . in the five calendar year period which includes the participant's retirement date.

  A participant's years of service are the same as such participant's years of vesting service under our retirement plan. If a participant fails to complete at least 5 years of service, no benefit will be payable to the participant under the restricted SERP. A participant who completes less than 20 years of service will receive a fraction of such participant's 40% of final average monthly compensation benefit. The numerator of this fraction will be such participant's actual years of service and the denominator of this fraction will be 20. A participant's restricted SERP benefit is reduced by:

  . the retirement benefits payable to the participant under the retirement plan and the SERP,

  . the benefits payable under our 401(k) plan to the extent attributable to matching contributions made by us,

  . such participant's social security benefits, and

  . any other benefit which the compensation committee of our board of directors decides duplicates the benefit payable under the restricted SERP.

  A participant's restricted SERP benefit is further reduced to the extent provided under the retirement plan in the event of retirement prior to age 65. Finally, a participant's benefit under the restricted SERP cannot be assigned or otherwise transferred to any other person by a participant, such benefit is payable to a participant only from our general assets, and a participant is only a general and unsecured creditor of ours with respect to the payment of such benefit.

  Messrs. Lanier, Williams, Shea, Boozer and Goodrich were designated as participants in the restricted SERP as of January 1, 2001. For the five calendar year period which ended December 31, 2000, the average monthly compensation for purposes of the restricted SERP for Messrs. Lanier, Williams, Shea, Boozer and Goodrich was $60,755, $49,419, $29,153, $22,706 and $19,371,
respectively. As of January 1, 2001 each of Messrs. Lanier, Williams, Shea, Boozer and Goodrich had 11 years of service under the restricted SERP. As of January 1, 2001 there were 24 other executives designated as participants in the restricted SERP.

  The retirement plan and the SERP work together. The retirement plan provides a noncontributory benefit to participants based on both years of service and a participant's career average monthly earnings, which we refer to as average compensation. Average compensation consists of a participant's base salary and commissions. No bonuses are taken into account in a participant's average compensation. Messrs. Lanier, Williams, Shea, Boozer and Goodrich participate in the retirement plan on the same basis as other salaried employees, and any benefit which the retirement plan pays to these five named executive officers reduces the benefit which we will pay to the five named executive officers under the restricted SERP. Estimated annual benefits payable under the retirement plan upon retirement at the greater of age 65 or current age for Messrs. Lanier, Williams, Shea, Boozer and Goodrich based on a single life annuity were $18,069, $17,292, $38,113, $45,923 and $37,930, respectively.

  The SERP will provide a noncontributory benefit to each of our highly compensated employees who is designated by the compensation committee of our board of directors as eligible to participate in the SERP and who actually accrues a benefit under our retirement plan on and after January 1, 2001. The SERP is designed to work together with the retirement plan to make up for the fact that the retirement plan does not give a participant credit for bonuses and cannot give credit for base salary and commissions in excess of the IRS limits. The SERP will provide a retroactive benefit for a participant for each year after 1987 and before 2001 if such participant accrued a benefit under the retirement plan in any such year and was a participant in the SERP on January 1, 2001. The SERP will provide a benefit for each year after 2000 if a participant accrues a benefit under the retirement plan in any such year. A participant's benefit under the SERP is paid at the same time and in the same form as provided under the retirement plan except that a participant's benefit under the SERP is payable only from our general assets and a participant is only a general and unsecured creditor of ours with respect to the payment of such benefits. As of January 1, 2001, there were 104 employees designated as eligible to participate in the SERP, including Messrs. Lanier, Williams, Shea, Boozer and Goodrich. Estimated annual benefits payable under the SERP upon retirement at the greater of age 65 or current age for Messrs. Lanier, Williams, Shea, Boozer and Goodrich based on a single life annuity were $65,336, $56,563, $47,800, $50,735 and $31,179, respectively. Any benefit which we pay to the named executive officers under the SERP reduces the benefit which we will pay to these five executives under the restricted SERP.

Employment Agreements

  Executive Employment Agreements. We have employment agreements with Joseph L. Lanier, Jr., Richard L. Williams and Barry F. Shea, each of which became effective on November 20, 1997, and terminate five years thereafter, unless earlier terminated as described below. Each employment agreement provides for the employee to be retained in certain specified capacities by us and to devote his full business time and attention to our business. Each of the employment agreements provides that we shall pay the employee a bonus under the Dan River Inc. Management Incentive Plan, which we refer to as the bonus plan, and reimburse certain business related expenses. The bonus plan provides for the payment of an annual cash bonus to our executive officers and key employees based upon our achievement of operating income and working capital management goals established at the beginning of each fiscal year and approved by the board of directors. Participation in the bonus plan, as well as award levels and performance criteria, are recommended by the chief executive officer and approved by the compensation committee of the board of directors.

  Mr. Lanier's employment agreement provides that he will serve as the chief executive officer and chairman of the board of directors at a base salary of $460,000 per year, which may be increased at the discretion of the board of directors, subject to certain cost of living adjustments.

  The employment agreements with Messrs. Williams and Shea provide for their employment as president and chief operating officer and chief financial officer, respectively. Each employment agreement provides that the employee shall receive a base salary determined by the chief executive officer, subject to approval by the compensation committee of the board of directors.

  The employment agreements are terminable upon the death or disability of the employee, by us for "good cause," as defined in the employment agreements, by us without cause, by the employee for "good reason," as defined in the employment agreements, by the employee without good reason or upon the occurrence of a "change in control," as defined in the employment agreements. Each employment agreement provides that, in the event the employee's employment is terminated for no cause, a change in control, or for good reason, such employee will be paid an amount equal to two times his annual base salary in effect at the time of termination, plus any incentive bonus prorated to the date on which employment is terminated. The employee would also be entitled to participate for a period of up to twenty-four months after termination of his employment in various welfare, pension and savings plans and programs offered by us.

  Post-Employment Agreements. We have entered into agreements with Messrs. Boozer and Goodrich, as well as certain other executive officers and key employees. These agreements provide certain assurances to the employee in the event Mr. Lanier ceases for any reason to be chief executive officer, which we refer to as an employment event, including an agreement not to arbitrarily reduce the salary of or relocate the employee, and to allow the employee to participate in certain incentive and other benefit plans at a level commensurate with his level of participation at the time the employment event occurred. In the event employment of the employee is terminated by us without "good cause," as defined in the post-employment agreements, or by the employee upon breach of the agreement by us, the employee is entitled to a severance payment of up to two years salary, plus any bonus otherwise earned for the year in which the termination occurs. The employee would also be entitled to continue to participate for a period of up to twenty-four months in various welfare, pension and savings plans and programs offered by us.

                         REPORT OF THE AUDIT COMMITTEE

  The audit committee of our company is responsible for, among other things, reviewing with our independent auditors the scope and results of their audit engagement. In connection with the fiscal 2000 audit, the audit committee has:

  . reviewed and discussed with management the audited financial statements of our company to be included in our annual report on Form 10-K for the year ended December 30, 2000,

  . discussed with Ernst & Young LLP, our independent auditors, the matters required by Statement of Accounting Standards No. 61,

  . considered whether Ernst & Young LLP's provision of non-audit services to our company was compatible with their independence, and

  . received and discussed the written disclosures and letter from Ernst &
    Young LLP required under Independent Standards Board Statement No. 1 regarding their independence.

  Based on the review and the discussions described in the preceding bullets, the audit committee has recommended to the board of directors that the audited financial statements be included in our annual report on Form 10-K for the year ended December 30, 2000.

  The audit committee has adopted a charter, a copy of which is attached to the proxy statement as Exhibit A.

                                          Edward J. Lill, Chairman
                                          Donald J. Keller
                                          John F. Maypole

  The foregoing report should not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  Our compensation package for all of our executive officers in fiscal 2000 consisted of:

  . base salary,

  . cash bonus, and

  . stock options.

The compensation committee expects that compensation for executive officers in fiscal 2001 will include these same elements.

  Base Salary. Mr. Lanier's base salary is determined in accordance with his employment agreement, with increases in excess of cost of living increases to be recommended by the compensation committee and subject to the approval of the full board of directors. In fiscal 2000, Mr. Lanier's salary was increased approximately 4% from fiscal 1999.

  Executive officers' salaries are established in line with merit budget guidelines applicable to all salaried employees and approved by the board of directors. The merit budget is established annually by the board of directors and is generally intended to adjust for inflation and competitive factors relating to pay levels in the textile industry. Adjustments may be approved by the compensation committee to take account of changes in the executive officer's responsibilities and his or her overall performance.

  Cash Bonuses. Each executive officer, including Mr. Lanier, is eligible to receive an annual cash bonus pursuant to the terms of our management incentive plan. The established objectives of the management incentive plan are:

  . to maximize operating income while encouraging prudent management of working capital, and

  . to enhance our ability to attract and retain talented management.

Operating income targets are recommended at the beginning of each fiscal year by the compensation committee and approved by the board of directors. The compensation committee determines the target award level category to which each executive officer is assigned. In establishing operating income targets and other financial criteria for awards under the management incentive plan, the compensation committee has focused specifically on our performance in comparison to certain other textile companies. For example, achieving a target award under the management incentive plan generally requires performance above the level of such other textile companies at the time the bonus targets were established. With respect to fiscal 2000, Mr. Lanier and the other named executive officers were paid cash bonuses equal to approximately 19.6% of their respective base salaries in accordance with targets and award levels approved by the board of directors at the beginning of fiscal 2000.

  Stock Options. Our stock option plans are intended to align the interests between our shareholders and our directors, officers and key employees through the grant of stock options which vest over a period of time. Options granted in fiscal 2000 had an exercise price equal to the closing price of our Class A Common Stock on the New York Stock Exchange on the date of grant and, in the compensation committee's view, provide a strong incentive to management to build shareholder value over time.

  Long-Term Equity-Based Awards and Performance-Based Awards. Our equity-based and performance-based awards are intended to attract and retain key employees and directors providing such persons with incentives and rewards for superior performance and increased shareholder value. Stock options, stock appreciation rights, restricted stock, deferred shares, performance awards and other stock-based awards may be awarded based on certain performance criteria. The awards and terms of the awards are determined by the compensation committee in their sole discretion.

                                          John F. Maypole, Chairman
                                          Donald J. Keller
                                          Edward J. Lill

  The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Act of 1934, as amended, which we refer to together as the Acts, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

Stock Price Performance Graph

  The graph below reflects cumulative shareholder return (assuming the reinvestment of dividends) on our Class A Common Stock compared to the return on the S&P 500 Index and a peer group of textile companies which, in our opinion, are engaged in lines of business similar to those in which we are engaged. Trading in our Class A Common Stock commenced on November 21, 1997 in connection with our initial public offering. The graph reflects the investment of $100.00 on November 21, 1997 in our Class A Common Stock, the S&P 500 Index and in the peer group and the reinvestment of dividends.

                                  [GRAPH]

                   DAN RIVER INC.     S&P 500     PEER GROUP

11/21/97                100              100           100
12/31/97             109.58           106.43        106.84
12/31/98              78.33           136.84        101.78
12/31/99              34.17           165.64         57.68
12/31/2000             14.8           150.56         34.88

                                            Dan River Inc. S&P 500 Peer Group(2)
                                            -------------- ------- -------------
        11/21/97...........................     100.00     100.00     100.00
        12/31/97...........................     109.58     106.43     106.75
        12/31/98...........................      78.33     136.84     101.21
        12/31/99...........................      34.17     165.64      57.35
        12/31/00...........................      14.80     150.56      34.88

            --------
            (1) Total returns are based on market capitalization.
            (2) Peer group consists of Burlington Industries Inc., Cone Mills
                Corporation, Crown Crafts, Inc., Delta Woodside Industries Inc., Galey & Lord Inc., Pillowtex Corp., Springs Industries, Inc., Thomaston Mills, Inc., and WestPoint Stevens Inc.

  The stock price performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Acts, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                    (Item 2)

  The board of directors of our company, upon the recommendation of the audit committee, has appointed the firm of Ernst & Young LLP to serve as independent auditors of our company for the 2001 fiscal year, subject to ratification of this appointment by the shareholders of our company. We have been advised by Ernst & Young LLP that neither it nor any member thereof has any direct or material indirect financial interest in our company or any of our subsidiaries in any capacity. One or more representatives of Ernst & Young LLP will be present at the annual meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Audit, Financial Information Systems Design and Implementation and All Other
Fees

  Ernst & Young LLP were our independent auditors for fiscal year 2000. For fiscal 2000, aggregate audit fees paid to Ernst & Young LLP were $268,700 and all other fees were $543,131. The other fees included fees for audit-related services of $317,927 and fees for non-audit services of $225,204. Audit-related services generally include fees for pension and statutory audits, business acquisitions, accounting consultations and Securities and Exchange Commission filings. None of the non-audit services fees were for financial information systems design and implementation. None of the personnel expending time on our company audit were persons leased by Ernst & Young LLP.

What is the recommendation of the board of directors?

  The board of directors recommends a vote FOR the proposal to ratify the appointment of Ernst & Young LLP as independent auditors of our company for fiscal 2001. Proxies returned without instructions will be voted for the ratification of the appointment of Ernst & Young LLP.

Annual Report on Form 10-K

  We will provide without charge, at the written request of any shareholder of record or beneficial owner of our stock as of February 23, 2001, a copy of the our Annual Report on Form 10-K, including the financial statements and financial statement schedule, as filed with the SEC, excluding exhibits. We will provide exhibits if they are requested by eligible shareholders. We may impose a reasonable fee for providing the exhibits. Requests for copies of our Annual Report on Form 10-K should be mailed to:

                                          Dan River Inc.
                                          P.O. Box 261
                                          Danville, Virginia 24543
                                          Attention: Denise Laussade,
                                          Vice President-Finance

Shareholder Nominations for Election of Directors

  Under our bylaws, only persons nominated in accordance with certain procedures will be eligible for election as directors. Shareholders are entitled to nominate persons for election to the board of directors only if:

  . the shareholder is otherwise entitled to vote generally in the election of directors, and

  .  timely notice in writing is sent to our Secretary.

  To be timely, a shareholder's notice must be received at our principal executive offices not less than 130 days prior to the meeting.

  If less than 60 days' notice or prior public disclosure of the date of the annual meeting is given or made to shareholders, notice by the shareholder must be received no later than the close of business on the 10th day following the day on which such notice of the date the meeting was mailed or such public disclosure was made, whichever occurs first.

  The shareholder's notice must set forth for each person to be nominated for election as a director:

  .  the name, age, business address and residence address of the person,

  .  the principal occupation or employment of the person,

  . the number of shares of each class of Common Stock beneficially owned by the person, and

  . other information that would be required to be disclosed in connection with the solicitation of proxies for the election of directors pursuant to Regulation 14(a) under the Exchange Act.

  The shareholder's notice must also set forth, with respect to the shareholder giving such notice:

  .  the name and address of the shareholder, and

  . the number of shares of each class of Common Stock beneficially owned by the shareholder.

  We may require any proposed nominee to furnish such other information as may reasonably be required by us to determine the eligibility of such proposed nominee to serve as a director.

Shareholder Proposals

  Any shareholder proposals intended to be presented at our 2002 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received no later than November 16, 2001 in order to be considered for inclusion in the proxy materials to be distributed by the board of directors in connection with the meeting. Any shareholder proposals intended to be presented at our 2002 annual meeting of shareholders but not to be included in the board's proxy materials under Rule 14a-8 must be received no later than December 10, 2001 in order to be considered at the 2002 annual meeting. However, if we give less than 60 days' notice of our 2002 annual meeting of shareholders, then shareholder proposals intended to be presented at the meeting but not to be included in the board's proxy materials under Rule 14a-8 must be received no later than ten days after notice of the 2002 annual meeting is mailed or a press release or other public communication announcing the meeting date is made.

Expenses of Solicitation

  We will bear the cost of solicitation of proxies by the board of directors in connection with the annual meeting. No specific fee was allocated to services provided in connection with the solicitation of proxies. We will reimburse brokers, fiduciaries and custodians for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of Common Stock held in their names.

                                          By Order of the Board of Directors

                                          /s/ Harry L. Goodrich

                                          Harry L. Goodrich
                                          Secretary

  Our annual report on Form 10-K for fiscal 2000, which includes audited financial statements, accompanies this proxy statement. The annual report does not form any part of the material for the solicitation of proxies.

                               ----------------

                                                                       EXHIBIT A

                                 DAN RIVER INC.

                            AUDIT COMMITTEE CHARTER

                                 DAN RIVER INC.

                            AUDIT COMMITTEE CHARTER

Organization

  This charter governs all of the responsibilities and processes of the audit committee and must be approved by resolution of the full board of directors. The committee shall review and reassess this charter at least annually and submit any amendments to this charter for the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, all of whom shall have no relationship that may interfere with the exercise of their independence from management and the Company and are otherwise "independent" as determined in accordance with applicable rules and regulations of the Securities and Exchange Commission, the New York Stock Exchange, and any other authority having jurisdiction. All committee members shall be financially literate or shall become financially literate within a reasonable period of time after appointment to the committee, and at least one member shall have accounting or related financial management expertise, in each case as determined by the board of directors in its business judgment.

Statement of Policy

  The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and to retain outside counsel or other experts for this purpose.

Meetings

  The audit committee shall meet at least two times per year and more often as required in the discretion of the committee. Such meetings shall include a meeting with the independent auditors prior to commencement of the annual audit to review the scope of the examination and a meeting with the independent auditors and management upon completion of the annual audit to review the financial statements and the results of the audit, including a review of the Company's internal financial controls.

Attendance

  Members of the audit committee are to be present at all meetings. As necessary or desirable, the chairperson may request that members of management, representatives of the independent auditors, and others be present at meetings of the committee. The Secretary of the Company shall attend meetings of the committee for purposes of maintaining minutes of committee meetings.

Responsibilities and Processes

  The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements.

  The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. These processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

  . The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board of Directors and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors. Annually, the committee shall recommend to the board the selection of the Company's independent auditors, subject to shareholders' ratification.

  . The committee shall require that the independent auditors submit to the committee, at least annually, a formal written statement delineating all relationships between the independent auditors and the Company. The committee shall discuss with the auditors their independence from management and the Company and any disclosed relationships or services that may impact the objectivity and independence of the independent auditors. The committee shall determine and recommend to the Board of Directors any action which the committee may determine is appropriate to ensure the independence of the outside auditors.

  . The committee shall meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized and will also review the extent of non-audit services provided by the independent auditing firm and its affiliates in relation to the objectivity needed in the audit. The committee will review the fees to be charged by the independent auditors.

  . The committee shall review with the independent auditors, the Company's internal auditor, and the Company's management, the adequacy and effectiveness of the accounting and financial controls of the Company and elicit any recommendations for the improvement of such internal control procedures, or particular areas where new or more detailed controls or procedures are desirable.

  . The committee shall review the internal audit function of the Company including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

  . The committee shall provide sufficient opportunity for the internal and independent auditors to meet with the members of the committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit, including their access to all requested records, data, and information. Also, the committee should elicit the comments of management regarding the responsiveness of the independent auditors to the Company's needs and inquire concerning any disagreements with management, which if not satisfactorily resolved, would have caused the independent auditors to issue a non-standard report on the Company's financial statements.

  . The committee shall cause the independent auditors to review the Company's interim financial statements prior to the filing of the Company's Quarterly Report on Form 10-Q and require that the independent auditors advise the committee and management whether any matters came to their attention which should under applicable guidelines be communicated to the committee. Should any such matters be identified, the committee shall take appropriate action to be fully informed about and take any appropriate action with respect to such matters.

  . The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

  . The committee shall have the power to investigate any matter within the scope of its duties that is brought to its attention.

CLASS A - FRONT

                                DAN RIVER INC.
                        PROXY FOR CLASS A COMMON STOCK
                  PROXY SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                               ON APRIL 19, 2001


     The undersigned hereby appoints Edward J. Lill and Richard L. Williams, and each of them, proxies, with full power of substitution and resubstitution, for and in the name of the undersigned, to vote all shares of Class A Common Stock of Dan River Inc. that the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held on April 19, 2001, at 10:00 a.m., EDT, at the Riverview Inn, Danville, Virginia or at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before the annual meeting or any adjournment thereof. Said proxies are directed to vote on the matters described in the Notice of Annual Meeting of Shareholders and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, THE PROXY WILL BE VOTED FOR ITEMS 1 AND 2.

     Please sign exactly as your name or names appear hereon. For more than one owners as shown above, each should sign. When signing in a fiduciary or representative capacity, please give full title. If this proxy is submitted by a corporation, it should be executed in the full corporate name by a duly authorized officer, if a partnership, please sign in partnership name by authorized person.

CLASS A - BACK

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

                                       FOR                    WITHHOLD
                               all nominees listed            AUTHORITY
                                (except as marked          to vote for all
                              below to the contrary)       nominees listed

                                       [ ]                       [ ]
1. To elect two (2) directors:

   Donald J. Keller
   Joseph L. Lanier, Jr.

(Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above).


2. To ratify the appointment             FOR    AGAINST    ABSTAIN
   of Ernst & Young                      [ ]      [ ]        [ ]
   LLP as independent auditors.



PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ON APRIL 19, 2001. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.


        RECORD DATE SHARES:

        Please be sure to sign and date this proxy.

                                                   -----------------------------
                                                     Date
        ------------------------------------------------------------------------


            Shareholder sign here                  Co-owner sign here
        ------------------------------------------------------------------------

CLASS B - FRONT

                                DAN RIVER INC.
                        PROXY FOR CLASS B COMMON STOCK
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                               ON APRIL 19, 2001


     The undersigned hereby appoints Edward J. Lill and Richard L. Williams, and each of them, proxies, with full power of substitution and resubstitution, for and in the name of the undersigned, to vote all shares of Class B Common Stock of Dan River Inc. that the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held on April 19, 2001, at 10:00 a.m., EDT, at the Riverview Inn, Danville, Virginia or at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before the annual meeting or any adjournment thereof. Said proxies are directed to vote on the matters described in the Notice of Annual Meeting of Shareholders and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, THE PROXY WILL BE VOTED FOR ITEMS 1 AND 2.

     Please sign exactly as your name or names appear hereon. For more than one owners as shown above, each should sign. When signing in a fiduciary or representative capacity, please give full title. If this proxy is submitted by a corporation, it should be executed in the full corporate name by a duly authorized officer, if a partnership, please sign in partnership name by authorized person.

CLASS B - BACK

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

                                       FOR                    WITHHOLD
                               all nominees listed            AUTHORITY
                                (except as marked          to vote for all
                              below to the contrary)       nominees listed

                                       [ ]                       [ ]
1. To elect two (2) directors:

   Donald J. Keller
   Joseph L. Lanier, Jr.

(Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above).


2. To ratify the appointment             FOR    AGAINST    ABSTAIN
   of Ernst & Young                      [ ]      [ ]        [ ]
   LLP as independent auditors.



PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ON APRIL 19, 2001. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.


        RECORD DATE SHARES:

        Please be sure to sign and date this proxy.

                                                   -----------------------------
                                                     Date
        ------------------------------------------------------------------------


            Shareholder sign here                  Co-owner sign here
        ------------------------------------------------------------------------